UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2013

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 5.07      Submission of Matters to a Vote of Security Holders.

Voting Results For 2013 Annual Meeting of Shareholders

The 2013 Annual Meeting of Shareholders of Harris Corporation (“Harris” or the “Company”) was held on October 25, 2013. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 10, 2013. Of the 106,340,902 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2013 Annual Meeting of Shareholders as of the record date of August 30, 2013, a total of 93,482,712 (for a quorum of approximately 87.90%) was represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2013 Annual Meeting of Shareholders.

(1) Proposal 1 – Election of Directors: Election of thirteen nominees to the Company’s Board for a one-year term expiring at the 2014 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
William M. Brown	82,719,041	881,786	209,191	9,672,694
Peter W. Chiarelli	82,886,281	697,000	226,737	9,672,694
Thomas A. Dattilo	79,944,058	3,648,912	217,048	9,672,694
Terry D. Growcock	82,517,003	1,066,181	226,834	9,672,694
Lewis Hay III	79,912,154	3,676,970	220,894	9,672,694
Vyomesh I. Joshi	83,060,334	491,744	257,940	9,672,694
Karen Katen	80,583,821	3,005,760	220,437	9,672,694
Stephen P. Kaufman	82,516,891	1,059,956	233,171	9,672,694
Leslie F. Kenne	82,736,164	848,312	225,542	9,672,694
David B. Rickard	82,057,148	1,524,087	228,783	9,672,694
Dr. James C. Stoffel	82,710,601	857,912	241,505	9,672,694
Gregory T. Swienton	82,046,339	1,535,780	227,899	9,672,694
Hansel E. Tookes II	82,339,394	1,245,209	225,415	9,672,694

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

(2) Proposal 2 – An Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2013 proxy statement:

• For: 79,058,110
• Against: 4,315,824
• Abstain: 436,084
• Broker Non-Votes: 9,672,694

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 27, 2014:

• For: 92,126,964
• Against: 1,116,433
• Abstain: 239,315

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

October 28, 2013	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Senior Vice President, General Counsel and Secretary